Exhibit 99.2

M.D.C. Holdings, Inc. 4th Quarter Webcast February 5, 2010

Forward Looking Statements Certain statements in this Conference Call and Webcast, including statements regarding our business, financial condition, results of operation, cash flows, strategies and prospects and responses to questions, may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, among other things, (1) general economic conditions, including changes in consumer confidence, inflation and employment levels; (2) changes in business conditions experienced by the Company, including cancellation rates, net home orders, home gross margins, and land and home values; (3) changes in interest rates, mortgage lending programs and the availability of credit; (4) the relative stability of debt and equity markets; (5) competition; (6) the availability and cost of land and other raw materials used by the Company in its homebuilding operations; (7) the availability and cost of performance bonds and insurance covering risks associated with our business; (8) shortages and the cost of labor; (9) weather related slowdowns; (10) slow growth initiatives; (11) building moratoria; (12) governmental regulation, including the interpretation of tax, labor and environmental laws; (13) changes in consumer confidence and preferences; (14) terrorist acts and other acts of war; and (15) other factors over which the Company has little or no control. Additional information about the risks and uncertainties applicable to the Company's business is contained in the Company's Form 10-K for the year ended December 31, 2009, which was filed with the SEC today. All forward-looking statements made in this Conference Call and Webcast are made as of the date hereof, and the risk that actual results will differ materially from expectations expressed in this press release will increase with the passage of time. The Company undertakes no duty to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. However, any further disclosures made on related subjects in our subsequent filings, releases or presentations should be consulted. It should also be noted that SEC Regulation G requires that certain information accompany the use of non-GAAP financial measures. Any information required by Regulation G will be posted on our web site, www.mdcholdings.com. M.D.C. HOLDINGS, INC.

Fourth Quarter Overview M.D.C. HOLDINGS, INC. Home orders increased 82% over prior year Q4 Third consecutive quarter increased home orders year-over-year Year-end backlog increased 55% Continued focus on product and processes More than 30% of home orders from new product 90% year-over-year reduction in finished speculative inventory 35% year-over-year increase in homes available for personalization

Fourth Quarter Overview M.D.C. HOLDINGS, INC. Made strategic land transactions to refill pipeline Secured control of 2,745 lots (in 52 communities) $100 million total land acquisition spend Cash and investments balance of $1.56 billion at 12/31/2009 Increased 10% year-over-year Opportunistic issuance of $250 million of 10-yr senior notes in Jan. 2010 $143 million tax refund expected in Q1 2010 Well-positioned to invest in new projects during 2010

Net Home Orders M.D.C. HOLDINGS, INC. Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 1098 959 667 350 676 977 1016 637 FOURTH QUARTER Year-over-year increase of 82% Cancellation rate of 30%; down from 52% in Q4 2008 Over 30% of gross orders from new plans Average price increased 1% year-over-year to $287K FY 2008 3,074 FY 2009 3,306

Backlog M.D.C. HOLDINGS, INC. 1576 1127 533 629 941 1298 826 Increase of 55% year-over-year Average price decreased 1% year-over-year to $320K 12/31/08 6/30/09 3/31/09 9/30/09 12/31/09

Income Statement Review M.D.C. HOLDINGS, INC. $78 million improvement in Q4 loss from operations due to increased revenue and gross margin percentage combined with reduced SG&A and asset impairments $319 million improvement in FY loss from operations due to increased gross margin percentage combined with reduced SG&A and asset impairments - partially offset by revenue decline "Other loss" for Q4 & FY 2009 due to net interest expense - preserving the option value of our balance sheet $142.6 million benefit to income taxes for both Q4 & FY 2009 due recently enacted tax legislation

Home Closings M.D.C. HOLDINGS, INC. Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 1136 1292 1116 944 580 665 659 1109 FOURTH QUARTER Year-over-year increase of 17% First year-over-year increase since Q1 2006 Average price decreased 11% year-over-year to $268K FY 2008 4,488 FY 2009 3,013

Home Gross Margin M.D.C. HOLDINGS, INC. Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 26.4 13.4 14.7 12.3 9.9 80.2 76.6 0.117 0.115 0.117 0.153 0.129 0.154 0.18 0.189 0.188 0.021 0.044 0.044 0.028 0.033 0.026 0.059 0.058 0.002 0.033 0.036 0.012 0.02 0.015 Year-over-year and sequential margin improvement mainly due to: Reduced hard costs Reduced interest expense Average lot cost of ~$50K in Q4 2008, Q3 2009 and Q4 2009 Homes sold as finished speculative inventory: 37% of Q4 08 closings 31% of Q3 09 closings Only 11% of Q4 09 closings As reported Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 26.4 13.4 14.7 12.3 9.9 80.2 76.6 0.117 0.115 0.117 0.153 0.162 0.18 0.168 0.169 0.203 0.021 0.044 0.044 0.028 0.033 0.026 0.059 0.058 0.002 0.033 0.036 0.012 0.02 0.015 Excluding warranty adjustment and interest in cost of sales

Selling Expenses M.D.C. HOLDINGS, INC. Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 26.4 13.4 14.7 12.3 9.9 80.2 76.6 26.4 13.4 14.7 12.3 9.9 6.4 7 6.8 10.9 29.9 19.2 20.3 18.8 13.5 8.8 7.9 9.6 10 (in millions) 26% decline in marketing 45% decrease in model homes year-over-year 30% decline in active subdivisions year-over-year 10% increase in commissions Roughly inline with increase in home sales revenue 16.4 20.9 23.4 15.2 Commissions Marketing 14.9

General and Administrative Expenses M.D.C. HOLDINGS, INC. (in millions) 15% decrease in headcount Reduced fees related to reduction of homebuilding line of credit Reduced restructuring expenses NOTE: Graph includes related party expenses Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 26.4 13.4 14.7 12.3 9.9 80.2 76.6 60.6 51.2 43.9 50 46.5 38.4 37.8 45.8 41.5 29.9 19.2 20.3 18.8 13.5

Inventory Impairments by Segment M.D.C. HOLDINGS, INC. Q3 06 Q4 06 Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 West 15.2 75.6 121.9 132.7 190.5 136.4 48.3 40 49.7 16.9 13.1 0 0.3 2.2 Mountain 0.6 1.3 0.7 9.1 6.9 13.4 4 32.2 27.1 25.6 0.3 0 0.2 10.1 East 3.3 7.4 2.6 5.9 22 17.7 1.5 9 13.7 13.3 1 1.8 0 0 Other 0.7 7 16.3 13.3 29.5 7.7 1 7.1 4.9 3.8 0 0 0.6 0.2 (in millions) West Mountain East Other 141.4 161.1 249.0 53.7 174.7 91.3 19.9 Q4 09 inventory impairment down 78% year-over-year 85.2 90.8 57.0 14.3 1.2 1.1 12.5 FY 2008 286.7 FY 2009 29.1 NOTE: Includes only inventory impairments, not impairments on other assets.

Unsold Home Inventory M.D.C. HOLDINGS, INC. 41 finished speculative homes Down 90% year-over-year 498 homes available for personalization (foundation/frame) Up 35% year-over-year Strategy to maintain supply of unsold homes under construction Improves inventory turnover Maintains margin by halting construction until customer personalizes home Key to maximizing opportunity related to tax credit expiring in Q2 2010 12/30/08 3/31/09 9/30/09 Frame Foundation 6/30/09 12/31/09 Finished 821 648 452 543 539

Land Acquisitions M.D.C. HOLDINGS, INC. 2,002 lots acquired 1,769 under new purchase contracts 233 under existing option contracts $100 million in total land acquisition 976 lots added to supply via new option contracts Acquisition efforts partially offset by sale of 1,190 lots First sequential increase in lots supply in 17 quarters - up 4% Q4 08 Q2 09 Lots Purchased Under New Contracts Q1 09 Q3 09 403 54 524 1,270 Lots Controlled Under New Option Contracts 2,745 Q4 09

Richmond American Homes Home Gallery by Richmond American HomeAmerican Mortgage American Home Title and Escrow Company American Home Insurance Agency Questions? M.D.C. HOLDINGS, INC.

Reconciliation of Non-GAAP Financial Measure M.D.C. HOLDINGS, INC.